Exhibit 99.2

JBG REAL ESTATE OPERATING ASSETS

INTERIM COMBINED STATEMENT OF REVENUES AND EXPENSES FROM

REAL ESTATE OPERATIONS (Unaudited)

For the Six Months Ended
June 30, 2017

JBG REAL ESTATE OPERATING ASSETS

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

(dollar amounts in thousands)

For the Six Months Ended June 30, 2017
Revenue
Property rentals	$110,105
Tenant expense reimbursement	9,515
Other revenue	2,045
Total Revenue	121,665
Expenses
Property operating	30,571
Real estate taxes	15,570
Management fees	4,102
Total Expenses	50,243
Revenues in Excess of Expenses	$71,422

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Notes to the Combined Statement of Revenues and Expenses from

Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

NOTE 1—BASIS OF PRESENTATION

JBG Real Estate Operating Assets is not a separate or single legal entity, but rather a combination of real estate operating assets and entities under the common management of JBG/Operating Partners, L.P. (the “Partnership”) and its consolidated subsidiaries (the “Management Company”). The Management Company earns fees in connection with investment, development, property management, leasing, construction management, tenant improvement construction, and finance provided to commercial office, multifamily (both rental and for-sale), retail, and hotel assets. Substantially all fee revenue earned by the Management Company is from services provided to the real estate assets owned by affiliated real estate investment funds (each a “Fund” and collectively, the “Funds”) and real estate ventures (the “Ventures”). The Funds either held or continue to hold direct or indirect ownership in each real estate asset (“Property Asset”) through separate limited liability companies (each, a “Property LLC”). The Funds own direct or indirect equity interests in the Property LLCs. The Ventures also either held or continue to hold interests in real estate assets (the “Venture Assets”). The Management Company, Funds, Ventures, Property Assets, Property LLCs, and Venture Assets are collectively referred to as “JBG”.

On October 31, 2016, the Partnership entered into a Master Transaction Agreement (the “Transaction Agreement”) with Vornado Realty Trust, Vornado Realty L.P., JBG Properties, Inc., certain affiliates of JBG Properties, Inc., JBG SMITH Properties (“JBG SMITH”) and JBG SMITH Properties LP, a Delaware limited partnership and JBG SMITH’s subsidiary operating partnership (the “Operating Partnership”). On July 18, 2017, in accordance with the Transaction Agreement,  the Management Company, the Funds’ interests in certain Property LLCs, and interests in the Ventures, were contributed through a series of transactions to the Operating Partnership, in exchange for the right to receive units of limited partnership interest in the Operating Partnership or common shares of JBG SMITH or, in certain circumstances, cash (the “Transaction”). As of the closing of the Transaction on July 18, 2017, JBG SMITH was a publicly traded real estate investment trust. Except where the context requires otherwise, “JBG SMITH” refers to JBG SMITH, the Operating Partnership and their consolidated subsidiaries.

On July 18, 2017, JBG SMITH acquired up to 100% of the ownership interests in certain Property LLCs from one or more of the following real estate funds, affiliated with the Management Company: JBG Investment Fund I, L.P. (“Fund I”); JBG Investment Fund II, L.P. (“Fund II”); JBG Investment Fund III, L.P. (“Fund III”); JBG Investment Fund VI, L.L.C. (“Fund VI”); JBG Investment Fund VII, L.L.C. (“Fund VII”); JBG Investment Fund VIII, L.L.C. (“Fund VIII”); JBG Investment Fund IX, L.L.C. (“Fund IX”); JBG/Urban Direct Member, L.L.C. (“Urban Direct”); and JBG/Recap Investors, L.L.C. (“Recap”). JBG SMITH also acquired interests in several Ventures from the Funds and other affiliates of the Management Company.

The Management Company, Funds, Ventures, and Property LLCs are not entities under common control or subsidiaries of a common parent. The Property Assets and Venture Assets presented in the combined statement of revenues and expenses from real estate operations and supplementary information presented in Schedule 1 (the “Statement”) have been under common management of the Management Company since the date of acquisition by the applicable Fund.

Although JBG SMITH acquired less than 100% of the equity interests in certain of the Property LLCs and each Venture, the Statement presents 100% of the revenues and expenses from real estate operations for each Property Asset and Venture Asset. The schedule included in the Supplemental Information identifies the selling entity (Fund) and the name of the Venture, and the percentage ownership in each Property Asset or Venture Asset that was acquired by JBG SMITH.

The following tables set forth the percentage ownership interest JBG SMITH acquired in the Property LLCs and Ventures that hold ownership interests in certain Property Assets and Venture Assets.

JBG SMITH acquired 100% of the ownership interests in the Property LLCs that hold the ownership interests in the following Property Assets:

Property Asset—Office	Property Asset—Retail	Property Asset—Multifamily
1233 20th Street	North End Retail	Falkland Chase—North
1600 K Street		Falkland Chase—South & West
1831 Wiehle Avenue		Fort Totten Square
800 North Glebe Road
7200 Wisconsin Avenue
RTC—West
Summit I
Summit II
Wiehle Avenue Office Building

JBG SMITH acquired less than 100% of the ownership interests in the Property LLCs and Ventures that hold the ownership interests in the following Property Assets and Venture Assets, with the exception of 12725 Twinbrook Parkway.

Property Assets and Venture Assets	Type	JBG SMITH Ownership
5640 Fishers/12441 Parklawn	Office	10.0%
12725 Twinbrook Parkway	Office	0.0	%(1)
11333 Woodglen Drive	Office	18.0%
Capitol Point—North	Office	59.0%
Chase Tower Office/Retail	Office	10.0%
Courthouse Metro Office	Office	18.0%
Fishers Place I	Office	10.0%
Fishers Place II	Office	10.0%
Fishers Place III	Office	10.0%
L’Enfant Plaza Office—East	Office	49.0%
L’Enfant Plaza Office—North	Office	49.0%
L’Enfant Plaza Retail	Office	49.0%
NoBe II Office	Office	18.0%
Pickett Industrial Park	Office	10.0%
Rosslyn Gateway—North	Office	18.0%
Rosslyn Gateway—South	Office	18.0%
The Foundry	Office	9.9%
Woodglen	Office	18.0%
Stonebridge at Potomac Town Center—Phase I	Retail	10.0%
Atlantic Plumbing	Multifamily	64.0%
Fairway Apartments	Multifamily	10.0%
Galvan	Multifamily	1.8%
The Alaire	Multifamily	18.0%
The Gale Eckington	Multifamily	5.0%
The Terano	Multifamily	1.8%

(1)         The Fund’s 10% ownership interest in the asset was sold to an unrelated party on July 12, 2017.

The accompanying combined statement of revenues and expenses from real estate operations has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act. Accordingly, the combined statement of revenues and expenses from real estate operations does not reflect the actual operations for the period presented as revenues and expenses from real estate operations excludes certain revenue and expenses expected to be incurred in the future operations of the Property Assets or Venture Assets. Such items include depreciation, amortization, interest expense, interest income, ground rent expense, and amortization of above- and below-market leases. Revenue includes contractual base and other rent pursuant to the lease agreements, tenant expense reimbursements, and other revenue derived from the operation of the real estate asset. The expenses presented are the direct expenses associated with operating and maintaining the real estate asset and are recognized as incurred.

Further, the accompanying combined statement of revenues and expenses from real estate operations does not include any amounts for non-operating real estate assets including future development parcels and Property Assets or Venture Assets in the near-term development, development, and construction phases.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination—The combined statement of revenues and expenses from real estate operations includes selected accounts of the Property Assets and Venture Assets as described in Note 1. All significant intercompany accounts and transactions have been eliminated in the combined statement of revenues and expenses from real estate operations.

Unaudited Interim Combined Statement—The combined statement of revenues and expenses from real estate operations for the six months ended June 30, 2017 is unaudited. In the opinion of management, the Statement reflects all adjustments necessary for a fair presentation of the results of the interim periods. All such adjustments are of a normal recurring nature.

Revenue Recognition—Property rental revenue is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant expense reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred. The reimbursements are recognized and presented gross as the Property Assets and Venture Assets are generally the primary obligor with respect to purchasing goods and services from third-party suppliers, have discretion in selecting the supplier, and bear the associated credit risk.

Other revenue is revenue derived from lease termination fees and the tenants’ use of parking and other property facilities. Lease termination fees are recognized when the related leases are canceled and the landlord has no continuing obligation to provide services to such former tenants. Other revenue is recognized when the related services are utilized by the tenants.

Use of Estimates—Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and expenses from real estate operations during the reporting period to present the statement of revenues and expenses from real estate operations in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

NOTE 3—SUMMARY TABLE

The following table separately presents the aggregate operating revenues and expenses for the wholly owned Property Assets and the less than wholly owned consolidated and non-consolidated Property Assets and Venture Assets.

	Six Months Ended June 30, 2017
	100% Owned	Less Than 100% Owned Consolidated	Combined	Less Than 100% Owned Non- Consolidated
Revenue
Property rentals	$35,959	$—	$35,959	$74,146
Tenant expense reimbursement	3,620	—	3,620	5,895
Other revenue	454	—	454	1,591
Total Revenue	40,033	—	40,033	81,632
Expenses
Property operating	10,279	—	10,279	20,292
Real estate taxes	5,067	—	5,067	10,503
Management fees	1,273	—	1,273	2,829
Total Expenses	16,619	—	16,619	33,624
Revenues in Excess of Expenses	$23,414	$—	$23,414	$48,008

NOTE 4—LEASE COMMITMENTS

There are various lease agreements in place with tenants to lease space in the Property Assets and Venture Assets. As of June 30, 2017, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter were as follows:

Six Months Ending December 31, 2017	$67,249
2018	132,940
2019	119,977
2020	110,655
2021	85,295
Thereafter	295,024
$811,140

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes, and other operating expenses, which are excluded from the amounts above. Future cash rents receivable on multifamily real estate operating assets are excluded from the table above as the lease terms are generally one year or less.

NOTE 5—TENANT CONCENTRATIONS

For the six months ended June 30, 2017, 14% of total combined revenue was recognized from one government agency tenant.

NOTE 6—RELATED PARTY TRANSACTIONS

The Management Company provides all property management and related services for the Property Assets and Venture Assets, which are calculated as a percentage of rental revenue or gross receipts. These fees, which have been recorded as management fees in the accompanying Statement, totaled $4,102 for the six months ended June 30, 2017.

NOTE 7—SUBSEQUENT EVENTS

Subsequent events were evaluated through September 15, 2017, the date the combined statement of revenues and expenses from real estate operations was available to be issued.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Office
	Capitol Point— North	L’Enfant Plaza Office— East	L’Enfant Plaza Office— North	L’Enfant Plaza Retail
Revenue
Property rentals	$67	$9,252	$4,746	$1,968
Tenant expense reimbursement	(49)	223	148	384
Other revenue	—	41	164	39
Total Revenue	18	9,516	5,058	2,391
Expenses
Property operating	84	2,419	1,783	1,151
Real estate taxes	246	1,998	1,371	453
Management fees	10	331	124	77
Total Expenses	340	4,748	3,278	1,681
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$(322)	$4,768	$1,780	$710
Affiliated Seller	Fund VI/Urban Direct	Fund VI/Urban Direct	Fund VI/Urban Direct	Fund VI/Urban Direct
JBG SMITH Ownership	59.0%	49.0%	49.0%	49.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated	Non-Consolidated	Non-Consolidated	Non-Consolidated
Jurisdiction	DC	DC	DC	DC

Note: This schedule is presented for the purposes of additional analysis and is not a required part of the Statement. The terms “consolidated” and “non-consolidated” reflect management’s preliminary conclusion with respect to presentation of such assets in JBG SMITH’s financial statements upon completion of the transaction described in Note 1.

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Office—Continued
	1233 20th Street	The Foundry	1600 K Street	Subtotal DC Office
Revenue
Property rentals	$2,897	$4,719	$1,747	$25,396
Tenant expense reimbursement	147	116	141	1,110
Other revenue	11	122	40	417
Total Revenue	3,055	4,957	1,928	26,923
Expenses
Property operating	939	1,453	583	8,412
Real estate taxes	625	804	372	5,869
Management fees	73	138	66	819
Total Expenses	1,637	2,395	1,021	15,100
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$1,418	$2,562	$907	$11,823
Affiliated Seller	Fund VIII	Fund IX	Fund VII
JBG SMITH Ownership	100.0%	9.9%	100.0%
Anticipated Financial Statement Presentation by Combined Entity	Consolidated	Non-Consolidated	Consolidated
Jurisdiction	DC	DC	DC

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Office—Continued
	Courthouse Metro Office	Rosslyn Gateway— North	Rosslyn Gateway— South	Pickett Industrial Park	1831 Wiehle Avenue	Wiehle Avenue Office Building
Revenue
Property rentals	$237	$2,815	$1,421	$1,508	$821	$501
Tenant expense reimbursement	1	75	(3)	433	126	50
Other revenue	9	9	11	—	—	—
Total Revenue	247	2,899	1,429	1,941	947	551
Expenses
Property operating	137	828	483	389	323	294
Real estate taxes	103	187	169	228	83	71
Management fees	30	85	44	59	34	30
Total Expenses	270	1,100	696	676	440	395
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$(23)	$1,799	$733	$1,265	$507	$156
Affiliated Seller	Urban Direct	Urban Direct	Urban Direct	Fund IX	Fund VIII/Urban Direct	Fund VIII
JBG SMITH Ownership	18.0%	18.0%	18.0%	10.0%	100.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated	Non-Consolidated	Non-Consolidated	Non-Consolidated	Consolidated	Consolidated
Jurisdiction	VA	VA	VA	VA	VA	VA

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Office—Continued
	800 North Glebe Road	Summit I	Summit II	RTC—West	Subtotal VA Office
Revenue
Property rentals	$4,998	$1,917	$2,158	$6,894	$23,270
Tenant expense reimbursement	1,687	—	73	245	2,687
Other revenue	132	1	2	47	211
Total Revenue	6,817	1,918	2,233	7,186	26,168
Expenses
Property operating	1,383	193	611	2,059	6,700
Real estate taxes	901	221	221	899	3,083
Management fees	219	41	68	222	832
Total Expenses	2,503	455	900	3,180	10,615
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$4,314	$1,463	$1,333	$4,006	$15,553
Affiliated Seller	Fund VII/Urban Direct	Fund VIII	Fund VIII	Fund VIII
JBG SMITH Ownership	100.0%	100.0%	100.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity	Consolidated	Consolidated	Consolidated	Consolidated
Jurisdiction	VA	VA	VA	VA

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Office—Continued
	11333 Woodglen Drive	NoBe II Office	Woodglen	7200 Wisconsin Avenue	Chase Tower Office/Retail	12725 Twinbrook Parkway(1)
Revenue
Property rentals	$975	$326	$89	$4,977	$5,918	$666
Tenant expense reimbursement	213	13	—	325	645	570
Other revenue	46	26	—	6	191	—
Total Revenue	1,234	365	89	5,308	6,754	1,236
Expenses
Property operating	416	513	46	1,338	1,454	446
Real estate taxes	92	49	6	505	648	72
Management fees	38	10	—	159	192	39
Total Expenses	546	572	52	2,002	2,294	557
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$688	$(207)	$37	$3,306	$4,460	$679
Affiliated Seller	Urban Direct	Urban Direct	Urban Direct	Fund VI	Fund I/Fund II/ Fund III/Recap	Fund I/Fund II/ Fund III
JBG SMITH Ownership	18.0%	18.0%	18.0%	100.0%	10.0%	10.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated	Non-Consolidated	Non-Consolidated	Consolidated	Non-Consolidated	Non-Consolidated
Jurisdiction	MD	MD	MD	MD	MD	MD

(1)         Asset was sold on July 12, 2017.

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Office—Continued
	Fishers Place I	Fishers Place II	Fishers Place III	5640 Fishers/12441 Parklawn	Subtotal MD Office	Total Office
Revenue
Property rentals	$1,996	$1,072	$4,066	$884	$20,969	$69,635
Tenant expense reimbursement	375	141	206	—	2,488	6,285
Other revenue	52	71	64	—	456	1,084
Total Revenue	2,423	1,284	4,336	884	23,913	77,004
Expenses
Property operating	81	55	1,087	79	5,515	20,627
Real estate taxes	362	138	280	113	2,265	11,217
Management fees	97	41	108	30	714	2,365
Total Expenses	540	234	1,475	222	8,494	34,209
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$1,883	$1,050	$2,861	$662	$15,419	$42,795
Affiliated Seller	Fund I/Fund II/Fund III/Recap	Fund I/Fund II/Fund III/Recap	Fund I/Fund II/ Fund III/Recap	Fund I/Fund II/Fund III/Recap
JBG SMITH Ownership	10.0%	10.0%	10.0%	10.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated	Non-Consolidated	Non-Consolidated	Non-Consolidated
Jurisdiction	MD	MD	MD	MD

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Retail
	North End Retail	Subtotal DC Retail
Revenue
Property rentals	$938	$938
Tenant expense reimbursement	124	124
Other revenue	3	3
Total Revenue	1,065	1,065
Expenses
Property operating	186	186
Real estate taxes	96	96
Management fees	24	24
Total Expenses	306	306
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$759	$759
Affiliated Seller	Fund VII
JBG SMITH Ownership	100.0%
Anticipated Financial Statement Presentation by Combined Entity	Consolidated
Jurisdiction	DC

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Retail—Continued
	Stonebridge at Potomac Town Center—Phase I	Subtotal VA Retail	Total Retail
Revenue
Property rentals	$5,667	$5,667	$6,605
Tenant expense reimbursement	1,158	1,158	1,282
Other revenue	57	57	60
Total Revenue	6,882	6,882	7,947
Expenses
Property operating	925	925	1,111
Real estate taxes	776	776	872
Management fees	268	268	292
Total Expenses	1,969	1,969	2,275
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$4,913	$4,913	$5,672
Affiliated Seller	Fund IX
JBG SMITH Ownership	10.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated
Jurisdiction	VA

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Multifamily
	The Gale Eckington	Atlantic Plumbing	Fort Totten Square	Subtotal DC Multifamily
Revenue
Property rentals	$7,228	$5,638	$4,081	$16,947
Tenant expense reimbursement	184	183	593	960
Other revenue	230	80	99	409
Total Revenue	7,642	5,901	4,773	18,316
Expenses
Property operating	1,638	1,255	1,277	4,170
Real estate taxes	363	428	656	1,447
Management fees	309	222	177	708
Total Expenses	2,310	1,905	2,110	6,325
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$5,332	$3,996	$2,663	$11,991
Affiliated Seller	Fund IX	Fund VII	Fund VII
JBG SMITH Ownership	5.0%	64.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated	Non-Consolidated	Consolidated
Jurisdiction	DC	DC	DC

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Multifamily—Continued
	Fairway Apartments	Subtotal VA Multifamily
Revenue
Property rentals	$3,175	$3,175
Tenant expense reimbursement	271	271
Other revenue	126	126
Total Revenue	3,572	3,572
Expenses
Property operating	1,008	1,008
Real estate taxes	386	386
Management fees	147	147
Total Expenses	1,541	1,541
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$2,031	$2,031
Affiliated Seller	Fund IX
JBG SMITH Ownership	10.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated
Jurisdiction	VA

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Multifamily—Continued
	Galvan	The Terano	The Alaire	Falkland Chase— South & West
Revenue
Property rentals	$4,586	$2,221	$2,906	$2,662
Tenant expense reimbursement	390	89	129	66
Other revenue	82	81	90	70
Total Revenue	5,058	2,391	3,125	2,798
Expenses
Property operating	1,176	574	812	675
Real estate taxes	566	298	367	241
Management fees	190	113	127	102
Total Expenses	1,932	985	1,306	1,018
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$3,126	$1,406	$1,819	$1,780
Affiliated Seller	Urban Direct	Urban Direct	Urban Direct	Fund VIII
JBG SMITH Ownership	1.8%	1.8%	18.0%	100.0%
Anticipated Financial Statement Presentation by Combined Entity	Non-Consolidated	Non-Consolidated	Non-Consolidated	Consolidated
Jurisdiction	MD	MD	MD	MD

See accompanying notes to combined statement of revenues and expenses from real estate operations.

JBG REAL ESTATE OPERATING ASSETS

Supplemental Information—Schedule 1 (Continued)

Combined Statement of Revenues and Expenses from Real Estate Operations (Unaudited)

For the Six Months Ended June 30, 2017

(dollar amounts in thousands)

	Multifamily—Continued
	Falkland Chase— North	Subtotal MD Multifamily	Total Multifamily	Combined Total
Revenue
Property rentals	$1,368	$13,743	$33,865	$110,105
Tenant expense reimbursement	43	717	1,948	9,515
Other revenue	43	366	901	2,045
Total Revenue	1,454	14,826	36,714	121,665
Expenses
Property operating	418	3,655	8,833	30,571
Real estate taxes	176	1,648	3,481	15,570
Management fees	58	590	1,445	4,102
Total Expenses	652	5,893	13,759	50,243
Revenues in Excess of Expenses (Expenses in Excess of Revenues)	$802	$8,933	$22,955	$71,422
Affiliated Seller	Fund VIII
JBG SMITH Ownership	100.0%
Anticipated Financial Statement Presentation by Combined Entity	Consolidated
Jurisdiction	MD

See accompanying notes to combined statement of revenues and expenses from real estate operations.